Exhibit 10.2

                              CONSULTING AGREEMENT

      This Consulting Agreement (herein the "Agreement") is entered into this 31st day of August, 2005 by and between AGU ENTERTAINMENT CORP, a Delaware corporation, (herein "the Company") and DKK-RK Enterprises, Inc., (herein "the Consultant").

RECITALS

      The Consultant provides financial advisory services (the "Services") to private and public companies. The Company desires to obtain the assistance of the Consultant, and on the basis of previous telephone conversations and meetings between the Company and the Consultant as well as other discussions, preliminary financial statements, initial reports submitted by the Company, and the representations that the Company has made to the Consultant describing the Company and its principals, the present and proposed business activities of the Company, its operations, financial condition and capital structure, and various agreements and documents related thereto, the Consultant is willing to provide such assistance, with respect to the Services. The Company acknowledges that the Consultant has provided substantial assistance over the last 18 months and desires to compensate him for past services as well as for future services through this Agreement.

      Now, therefore, in consideration of the mutual covenants and promises contained herein, the sufficiency of which is hereby acknowledged by each of the parties, the Company and the Consultant hereby agree as follows:

      I.    ENGAGEMENT

      The Company hereby engages and retains the Consultant as a non-exclusive Business Consultant for and on behalf of the Company to perform the Services (as that term is hereinafter defined) and the Consultant hereby accepts such appointment on the terms and subject to the conditions herein set forth and agrees to use its best efforts in providing such Services.

      II.   INDEPENDENT CONTRACTOR

            A. The Consultant is, and in all respects deemed to be, an independent contractor in the performance of its duties hereunder, any law of any jurisdiction to the contrary notwithstanding.

            B. The Consultant will not, by reason of this Agreement or the performance of the Services, be or be deemed to be, an employee, agent, partner, co-venturer or controlling person of the Company, and the Consultant will have no power to enter into any agreement on behalf of or otherwise bind the Company.

            C. The Consultant will not have or be deemed to have, fiduciary obligations or duties to the Company and will be free to pursue, conduct and carry on for its own account (or for the account of others) such activities, employment ventures, businesses and other pursuits as the Consultant in its sole, absolute and unfettered discretion may elect. The Consultant is a registered broker-dealer and has the ability to provide the Services.

            D. Notwithstanding the above, no activity, employment, venture, business or other pursuit of the Consultant during the term of this Agreement will conflict with the Consultant's obligations under this Agreement or be adverse to the Company's interests during the term of this Agreement.

      III.  SERVICES

      The Consultant agree to provide the Services as defined above. In addition, the Consultant covenants as follows:

            A. Best Efforts. The Consultant will devote such time and best efforts to the affairs of the Company as is reasonable and adequate to render the Services contemplated by this Agreement.

            B. The Consultant is not responsible for the performance of any services rendered hereunder without the Company providing the necessary information in writing prior thereto, nor will the Consultant include any services that constitute the rendering of any legal opinions or performance of work that is in the ordinary purview of the Certified Public Accountant. The Consultant cannot guarantee results on behalf of the Company, but will pursue all reasonable avenues available through its network of contacts. At such time as an interest is expressed by a third party in the Company's needs, the Consultant will notify the Company and advise it as to the source of such interest and any terms and conditions of such interest. The acceptance and consummation of any transaction is subject to acceptance of the terms and conditions by the Company.

            C.    In conjunction with the Services, the Consultant agrees to:

      1. Make itself available to the officers of the Company at such mutually agreed upon place during normal business hours for reasonable periods of time, subject to reasonable advance notice and mutually convenient scheduling, for the purpose of advising the Company in the preparation of such reports, summaries, corporate and/or transaction profiles, due diligence packages and/or other material and documentation ("Documentation") as will be necessary, in the opinion of the Consultant, to properly present the Company to other entities and individuals that could be of benefit to the Company.

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      2.    Make itself available for telephone conferences with the principal financial sales and/or operating officer(s) of the Company during normal business hours.

      3. Advise the Company's management in evaluating proposals and participating in negotiations with prospective investors, investor groups or their agents.

IV.   EXPENSES

      Both the Company and the Consultant agree that:

      A. Both the Consultant and the Company will be responsible for their own normal and reasonable out-of-pocket expenses. "Normal and reasonable out-of-pocket expenses" will include but are not limited to: accounting, long distance communication, express mail, outside Consultant, etc., and other costs involved in the execution of this Agreement.

      B. The Company will designate counsel to prepare the appropriate documents (including subscription agreement) with regard to the terms of the transaction and the closing thereof.

V.    COMPENSATION

      In exchange for the Services previously rendered and to be rendered during the term of this Agreement, the Company shall pay the Consultant as follows:

      A. The Company will grant Consultant an option to purchase 550,000 warrants of the common stock of the Company upon the following terms: (i) 100,000 options at an exercise price of $2.00 per share for a term of one year; (ii) 200,000 options at an exercise price of $3.00 per share for a term of one year; (iii) 100,000 options at an exercise price of $4.00 per share for a term of two years; and (iv) 150,000 options at an exercise price of $5.00 per share for a term of two years; and

      B. The Company will pay the Consultant the sum of $97,205.50 on December 15, 2005.


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      VI.   REPRESENTATIONS, WARRANTIES AND COVENANTS

      A. Execution. The Execution, delivery and performance of this Agreement, in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any existing agreement, indenture, or other instrument to which either entity may be bound or affected.

      B. Non-Disclosure and Non-Circumvention. The Company hereby irrevocably agrees not to circumvent, avoid, bypass, or obviate, directly or indirectly, the intent of this Agreement, to avoid payment of fees in any transaction with any corporation, partnership or individual, introduced by the Consultant to the Company, in connection with any project, any loans or collateral, or other transaction involving any products, transfers, or services, or addition, renewal extension, rollover, amendment, renegotiations, new contracts, parallel contracts/agreements, or third party assignments thereof. The Company understands and acknowledges that its obligations under this Non-Disclosure and Non-Circumvention Agreement are for the benefit of the Consultant and its successors and assigns, and that the Consultant's failure or delay in exercising any right, power and privilege hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power and privilege hereunder operate as a waiver. The obligations of this Agreement shall remain in effect for a period of twelve (12) months following the expiration of the term of this Agreement.

      C. Corporate Authority. Both the Company and the Consultant have full legal authority to enter into this Agreement and to perform the same in the time and manner contemplated.

      D. The individuals whose signatures appear below are authorized to sign this Agreement on behalf of their respective corporations.

      E. The Company will cooperate with the Consultant, and will promptly provide the Consultant with all pertinent materials and requested information in order for the Consultant to perform its Services pursuant to this Agreement.

VII.  CONSULTANT'S SECURITIES REPRESENTATIONS

      A. Investment Representations. Consultant understands that the securities set forth in Section V A (the "Securities") are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in this Agreement, including, without limitation, that the Consultant is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Consultant confirms that it has received or has had full access to all the information, including the SEC Reports, it considers necessary or appropriate to make an informed investment decision with respect to the Securities to be purchased by it under this Agreement. The Consultant further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's and its Subsidiaries' business, management and financial affairs and the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Consultant or to which the Consultant had access.


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      B.    Consultant Bears Economic Risk. The Consultant has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Consultant must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

      C. Acquisition for Own Account. The Consultant is acquiring the Securities for the his own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

      D. Consultant Can Protect Its Interest. The Consultant represents that by reason of its, or of its management's, business and financial experience, the Consultant has the capacity to evaluate the merits and risks of its investment in the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Consultant is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

      E. Accredited Investor. The Consultant represents that he is an accredited investor within the meaning of Regulation D under the Securities Act.

      F. Legends. The Securities shall bear substantially the following legend:

            "THE SECURITIES AND THE SHARES OF COMMON STOCK UNDERLYING THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO AGU ENTERTAINMENT CORP. THAT SUCH REGISTRATION IS NOT REQUIRED."


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The Securities, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO AGU ENTERTAINMENT CORP. THAT SUCH REGISTRATION IS NOT REQUIRED."

      G. Transfer or Resale. The Consultant understands that except as provided in this Agreement: (i) the Securities have not been and are not being registered under the Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless
            (A) subsequently registered thereunder, or (B) Consultant shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; and
            (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with the some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.



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VIII. TERM AND TERMINATION

      A. This Agreement shall be effective upon its execution and shall remain in effect for One (1) year.

      B. Either party shall have the right to terminate this engagement hereunder by furnishing the other with a 30-day written notice of such termination.

      C. However, no termination of this Agreement by the Company shall in any way affect the right of the Consultant to receive, as a result of its services rendered, transactions consummated and introductions made its fees on any transactions which result in the Company receiving financing or other benefits hereunder.

IX.   CONFIDENTIAL DATA

      A. The Consultant shall not divulge to others, any trade secret or confidential information, knowledge, or data concerning or pertaining to the business and affairs of the Company, obtained by the Consultant as a result of its engagement hereunder, unless authorized, in writing, by the Company.

      B. The Company shall not divulge to others, any trade secret or confidential information, knowledge, or data concerning or pertaining to the business and affairs of the Consultant, obtained by the Company as a result of its engagement hereunder, unless authorized, in writing, by the Consultant.

      C. The Consultant shall not be required, in the performance of its duties, to divulge to the Company or any officer, director, agent, or employee of the Company, any secret or confidential information, knowledge, or data concerning any other person, firm or entity (including, but not limited to, any such persons, firm or entity which may be a competitor or potential competitor of the Company), which the Consultant may have or be able to obtain otherwise than a result of the relationship established by this Agreement.

X.    OTHER MATERIAL TERMS AND CONDITIONS:

      A. Indemnity. Each party hereby agrees to indemnify the other from any claims, losses or damages arising from any material breach of this agreement. Such indemnification shall include payment of judgments, if any, and costs of legal representation and court costs, if any.



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      B.    Additional Instruments. Each of the parties shall, from time to time, at the request of others, execute, acknowledge and deliver to the other party any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.

      C. Entire Agreement. Each of the parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and Agreements, both written or oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding expressed or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

      D. Governing Laws. This Agreement shall be deemed to be made in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of Florida irrespective of the country or place of domicile or residence of either party. In the event of controversy arising out of the interpretation construction, performance or breach of this Agreement, the parties hereby agree and consent to the jurisdiction and venue of the District or County Court of Palm Beach County, Florida; or the United States District Court for the Southern District of Florida, and further agree and consent that personal service or process in any such action or proceeding outside of the State of Florida and Palm Beach County shall be tantamount to service in person within Palm Beach County, Florida and shall confer personal jurisdiction and venue upon either of said Courts.

      E. Assignments. The benefits of the Agreement shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns; provided that the rights and obligations of the Company under this Agreement may not be assigned or delegated without prior consent of the Consultant, and any such purported assignment shall be null and void. Notwithstanding the foregoing, the Consultant may not assign or delegate its obligations and rights under this Agreement without consent of the Company, in the Company's sole discretion.

      F. Originals. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original and constitute one and the same agreement. Facsimile copies with signatures shall be given the same legal effect as an original.




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      G.    Addresses of Parties. Each party shall, at all times, keep the other informed of its principal place of business if different from that stated herein, and shall promptly notify the other of any change, giving the address of the new place of business or residence.

      H. Notices. All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or by overnight package delivery service to each of the parties at the address appearing herein, and shall count from the date of mailing or the validated air bill.

      I. Modification and Waiver. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature.

      J. Attorneys' Fees. If any arbitration, litigation, action, suit, or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Agreement, in relation to a breach of this Agreement or pertaining to a declaration of rights under this Agreement, the prevailing party will recover all such party's attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions there from. As used in this Agreement, attorneys' fees will be deemed to be the full and actual cost of any legal services actually performed in connection with the matters involved, including those related to any appeal or the enforcement of any judgment calculated on the basis of the usual fee charged by attorneys performing such services.



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IN WITNESS WHEREOF the parties have duly executed this Consulting Agreement this
____ day of August, 2005.

AGU Entertainment Corp

By: /s/ David C. Levy                                Dated:  September 1, 2005
    --------------------------------
David Levy, CEO

DKK-RK Enterprises, Inc.

By: /s/ Robert A. Kast                               Dated:  September 1, 2005
    --------------------------------




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